                                                                       Exhibit C

                             JOINT FILING AGREEMENT

         Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on Schedule 13G to which this exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Dated: February 14, 2001

                                     Dolan Family LLC

                                     By:    Edward C. Atwood,
                                            as Manager

                                     By:                        *
                                            ------------------------------------

                                     Edward C. Atwood, individually

                                     By:                        *
                                            ------------------------------------

                                     Kathleen M. Dolan,
                                     individually and as Trustee for Dolan
                                     Descendants Trust, Dolan Progeny Trust,
                                     Dolan Grandchildren Trust, Dolan Spouse
                                     Trust, DC Kathleen Trust, and as
                                     Director of  Dolan Children's Foundation

                                     By:                        *
                                            ------------------------------------

                                     Marianne Dolan Weber
                                     individually and as Trustee for Dolan
                                     Descendants Trust, Dolan Progeny Trust,
                                     Dolan Grandchildren Trust, Dolan Spouse
                                     Trust, DC Marianne Trust, and as
                                     Director of  Dolan Children's Foundation

                                     By:                        *
                                            ------------------------------------


                                 Page 16 of 17
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                                     Deborah Dolan Sweeney
                                     individually and as Trustee for Dolan
                                     Descendants Trust, Dolan Progeny Trust,
                                     Dolan Grandchildren Trust, Dolan Spouse
                                     Trust, DC Deborah Trust, and as Director of Dolan Children's Foundation

                                     By:                        *
                                            ------------------------------------

                                     Paul J. Dolan, individually and
                                     as Trustee for Dolan Descendants Trust,
                                     Dolan Progeny Trust, Dolan
                                     Grandchildren Trust, Dolan Spouse Trust,
                                     DC James Trust, and DC Kathleen Trust

                                     By:                        *
                                            ------------------------------------

* By:    /s/ William A. Frewin, Jr.
         --------------------------
                  William A. Frewin, Jr.
                  Attorney-in-Fact


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